TRANSFORM THE FUTURE



Shareholder Meeting

17 June 2010

presented by

XO Management

Cautionary Language Concerning Forward-Looking Statements

The statements contained in this presentation that are not historical facts are "forward-looking statements" (as such term is defined in the Private Securities Litigation Reform Act of 1995) that involve risks and uncertainties. These statements include those describing XO Holdings, Inc's ("XO") expected future business and network operations, results of operations and its ability to execute on its plans and take advantage of opportunities. Management cautions the reader that these forward-looking statements are only predictions and are subject to a number of both known and unknown risks and uncertainties and actual results, performance, and/or achievements of XO may differ materially from the future results, performance, and/or achievements expressed or implied by these forward-looking statements as a result of a number of factors. These factors include, without limitation, the ability of XO to raise additional capital on financially favorable terms and those risks and uncertainties described from time to time in the reports filed by XO with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2009 and its quarterly reports on Form 10-Q. XO undertakes no obligation to update any forward-looking statements.

XO Holdings Profile

Market Coverage :	Serves business, enterprise, and carrier customers operating in 85 local markets.
Product Suite :	Strong product portfolio of industry-leading broadband solutions supplanting a legacy base of circuit based products.
Channels to Market :	Both direct and agent sales force.
Network Topology :	Owns and operates an extensive broadband metro network, national intercity fiber network connecting all metro markets, one of the nation's largest holders of fixed wireless spectrum.
Profile Statistics:	$1.52B in revenue for 2009 4,021 employees as of 28 Feb 2010 Customers include over one-half of the Fortune 500 and leading cable companies, carriers, content providers and mobile operators.

… One of the largest US communications service providers.

Revenue and Adjusted EBITDA Up Year-Over-Year


2.9%
$1,429
$1,478
$1,521
Revenue


39%
$107
$110
$153
Adjusted EBITDA

Investments start to translate into revenue growth in 2009

Broadband Investments Stimulate Revenue Growth

Broadband Revenue 19%



Capital Expenditures

Ongoing investments to drive the transition to broadband services.

Translates to strong broadband product revenue growth [52.4% of total revenue in 2009].

Outpacing Legacy TDM/Voice Decline

2009 XO Holdings Condensed Financials

Income Statement

($ mils)	2009	% of Rev	2008	% of Rev
Revenue	$ 1,521.3		$ 1,477.6	
Total Cost of Services	880.0		871.4	
Gross Margin	**$ 641.3**	42.2%	**$ 606.2**	41.0%
SG&A	488.7	32.1%	496.2	33.6%
ADJUSTED EBITDA*	**$ 152.6**	10.0%	**$ 110.0**	7.4%
Capital Expenditures	$ 199.0		$ 217.0	

*Adjusted EBITDA excludes stock-based compensation

Balance Sheet

($ mils)	2009	2008
ASSETS		
Cash and Marketable Securities	$ 364.5	$ 373.9
Other Current Assets	$ 183.0	$ 193.8
Property and Equipment/Other assets	$ 862.3	$ 808.3
TOTAL ASSETS	**$ 1,409.8**	**$ 1,376.0**
LIABILITIES AND STOCKHOLDERS' EQUITY		
Total Current Liabilities	$ 297.8	$ 314.9
Other long-term liabilities	$ 125.7	$ 84.9
TOTAL LIABILITIES	$ 423.5	$ 399.8
PREFERRED STOCK	$ 1,093.9	$ 1,034.7
TOTAL STOCKHOLDERS' EQUITY	$ (107.6)	$ (58.5)
TOTAL LIABILITIES, PREFERRRED STOCK, AND STOCKHOLDERS' EQUITY	**$ 1,409.8**	**$ 1,376.0**

2010 Direction

Continue Revenue and Efficiency Initiatives	• Drive revenue growth while transitioning to broadband services • Focus on improving customer experience • Continue enhancement of back office efficiency
Leverage Our Asset Base	• Continue strategic broadband initiatives • Increase efficiency from physical assets and human capital
Address Financing Requirements	• Raise capital to remain competitive • Financing options should not include an issuance of high-yield debt

Execution in 2010 will continue to solidify our long term market position